SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2003


                      American Home Mortgage Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                  000-27081             13-4066303
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's Telephone Number, Including Area Code:           (516) 949-3900
                                                      --------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On March 31, 2003, American Home Mortgage Holdings, Inc. (the "Company") filed its Annual Report on Form 10-K, in which the conformed signature of Deloitte & Touche LLP, the Company's independent auditors, was inadvertently omitted from the Independent Auditors' Report on page F-1 of the Form 10-K. The Company is filing this Current Report on Form 8-K to replace the Independent Auditors' Report on page F-1 of the Form 10-K with the properly executed copy of the report, which is attached as Exhibit 99.1 to this Form 8-K. No other changes have been made to the Form 10-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits:

            23.1  - Consent of Deloitte & Touche LLP

            99.1  - Report of Deloitte & Touche LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 23, 2003                AMERICAN HOME MORTGAGE HOLDINGS, INC.



                                       By:  /s/ Michael Strauss
                                          --------------------------------------
                                          Name:  Michael Strauss
                                          Title: Chief Executive Officer
                                                   & President


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                                  EXHIBIT INDEX

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         23.1                                  Consent of Deloitte & Touche LLP

         99.1                                  Report of Deloitte & Touche LLP